                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[X]  Preliminary Proxy Statement                [  ]Confidential, for Use by the
[ ]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               KOPIN CORPORATION
                               -----------------
                (Name of registrant as specified in its charter)

                               KOPIN CORPORATION
                               -----------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.  Title of each class of securities to which transaction applies:
     N/A
     ---------------------------------------------------------------------------

     2.  Aggregate number of securities to which transaction applies:
     N/A
     ---------------------------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee is calculated and state how it was determined):
     N/A
     ---------------------------------------------------------------------------

     4.  Proposed maximum aggregate value of transaction:
     N/A
     ---------------------------------------------------------------------------

     5.  Total fee paid:
     N/A
     ---------------------------------------------------------------------------



[ ]  Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:
     N/A
     ---------------------------------------------------------------------------

     2.  Form, Schedule or Registration Statement No.:
     N/A
     ---------------------------------------------------------------------------

     3.  Filing Party:
     N/A
     ---------------------------------------------------------------------------

     4.  Date Filed:
     N/A
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

                               KOPIN CORPORATION


                                                   November   , 1999

To Our Stockholders:

     You are cordially invited to attend the Special Meeting of Stockholders of KOPIN CORPORATION, to be held at 3:00 p.m. on December , 1999, at the offices of Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts (the "Meeting").

     The Notice of Meeting and the Proxy Statement that follow describe the business to be considered and acted upon by the stockholders at the Meeting.

     The Board of Directors of the Company encourages your participation in the Company's electoral process and, to that end, solicits your proxy. You may give your proxy by completing, dating and signing the Proxy Card and returning it promptly in the enclosed envelope. You are urged to do so even if you plan to attend the Meeting.

                                      Sincerely,

                                      /s/ John C.C. Fan

                                     JOHN C.C. FAN, Chairman



           695 Myles Standish Boulevard, Taunton, Massachusetts 02780

                                KOPIN CORPORATION

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                          To Be Held On December , 1999

                            ________________________

     Notice is hereby given that a Special Meeting (the "Meeting") of Stockholders of Kopin Corporation (the "Company") will be held at the offices of
Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts on December   ,
1999, at 3:00 p.m., local time, to consider and act upon the following matters:

     1. A proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 60,000,000 shares.

     2. Such other business as may properly come before the Meeting or any adjournments thereof.

     Stockholders of record at the close of business on October 29, 1999 are entitled to notice of and to vote at the Meeting and any adjourned sessions thereof. All stockholders are cordially invited to attend the Meeting.

                              By Order of the Board of Directors

                              /s/ John C.C. Fan

                              JOHN C.C. FAN, Chairman

Taunton, Massachusetts
November    , 1999

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND PROMPTLY RETURN IT IN THE PREADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW ANY PROXY GIVEN BY YOU AND VOTE YOUR SHARES IN PERSON.

                                KOPIN CORPORATION
                          695 MYLES STANDISH BOULEVARD
                          TAUNTON, MASSACHUSETTS 02780


                               ___________________

                                 PROXY STATEMENT
                               ___________________


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of KOPIN CORPORATION (the "Company") of proxies for use
at a Special Meeting of Stockholders (the "Meeting") to be held on December   ,
1999, and at any adjourned session thereof.  This proxy statement was first
mailed to stockholders on or about November   , 1999.  All solicitation
expenses, including costs of preparing, assembling and mailing proxy material, will be borne by the Company.

     The close of business on October 29, 1999 has been established as the record date for determining the stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. As of the record date, there were issued and outstanding and entitled to vote 14,955,778 shares of common stock of the Company, par value $.01 per share ("Common Stock"). Holders of shares of Common Stock are entitled to one vote for each share owned at the record date on all matters to come before the Meeting and any adjournments thereof. The presence in person or by proxy of holders of a majority of the shares of Common Stock entitled to vote at the Meeting constitutes a quorum for the transaction of business.

     Proxies in the form enclosed are solicited by the Board of Directors of the Company. Any proxy may be revoked at any time before it is voted by written notice, received by the Secretary of the Company prior to the Meeting, or by revocation of a written proxy by request in person at the Meeting; but if not so revoked, the shares represented by such proxy will be voted.

     All proxies will be voted in accordance with the instructions contained therein. If no choice is specified for the proposal identified in item one of the Notice of Meeting (the "Proposal") in a proxy submitted by or on behalf of a stockholder, the shares represented by such proxy will be voted in favor of the Proposal and in the discretion of the named proxies with respect to any other proposals which may properly come before the Meeting. If, in a proxy submitted on behalf of a stockholder by a person acting solely in a representative capacity, the proxy is marked clearly to indicate that the shares represented thereby are not being voted with respect to the Proposal, then such proxies will not be counted as present at the meeting with respect to the Proposal, and such "non-votes" will have the effect of a vote against the Proposal. Proxies submitted with abstentions as to the Proposal will be counted as present for purposes of establishing a quorum for the Proposal, and such abstentions will have the effect of a vote against the Proposal.

     The Board of Directors does not know of any matters which will be brought before the Meeting other than the proposal specifically set forth in the notice of Meeting (the "Notice"). However, if any other matter properly comes before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes acting thereunder, will vote on such matter in accordance with their best judgment.

                                PROPOSAL TO AMEND

                          CERTIFICATE OF INCORPORATION

     The current authorized capital stock of the Company consists of 3,000 shares of preferred stock, $.01 par value ("Preferred Stock"), and 20,000,000 shares of Common Stock, $.01 par value, of which no shares of Preferred Stock and 14,955,778 shares of Common Stock were issued and outstanding at October 29, 1999. The Board of Directors, on October 28, 1999, adopted a proposed amendment to Article FOURTH of the Company's Certificate of Incorporation increasing the authorized number of shares of Common Stock from 20,000,000 to 60,000,000 for submission to the stockholders at the Meeting.

     Holders of Common Stock are entitled to one vote per share on all matters submitted to a vote of stockholders of the Company and to ratably receive dividends, if any, as may be declared from time to time by the Board of Directors from funds legally available therefor, subject to the payment of any outstanding preferential dividends declared with respect to any Preferred Stock that from time to time may be outstanding. Upon liquidation, dissolution or winding up of the Company, holders of Common Stock are entitled to share ratably in any assets available for distribution to stockholders after payment of all obligations of the Company, subject to the rights to receive preferential distributions of the holders of any Preferred Stock then outstanding.

     If the proposed amendment is approved, all or any part of the authorized but unissued shares of Common Stock may thereafter be issued without further approval from the stockholders, except as may be required by law or the policies of any stock exchange or stock market on which the shares of stock of the Company may be listed or quoted, for such purposes and on such terms as the Board of Directors may determine. Holders of the capital stock of the Company do not have any preemptive rights to subscribe for the purchase of any shares of Common Stock, which means that current stockholders do not have a prior right to purchase any new issue of Common Stock in order to maintain their proportionate ownership.

     The proposed amendment will not affect the rights of existing holders of Common Stock except to the extent that future issuances of Common Stock will reduce each existing stockholder's proportionate ownership.

     If the proposed amendment is adopted, Article FOURTH of the Certificate of Incorporation would be amended to read as follows:

          FOURTH:  The total number of shares of capital stock which the
          ------
     corporation shall have authority to issue is as follows:

                      Without Par           With
                      Value Par Value       Par Value                              Aggregate
Class of Stock        No. of Shares         No. of Shares        Par Value           Amount
--------------        -------------         -------------        ---------           ------
Preferred             None                       3,000           $.01             $     30.00
Common                None                  60,000,000           $.01             $600,000.00

     The proposed amendment to Article FOURTH will not change any other aspect of Article FOURTH.

     The Board of Directors has determined that it would be appropriate for the Company to increase the number of its authorized shares of Common Stock in order to have additional shares available for possible future acquisition or financing transactions and other issuances, or to satisfy requirements for additional reservations of shares by reason of future transactions which might require increased reservations. The Board of Directors believes that the complexity of customary financing, employment and acquisition transactions requires that the Directors be able to respond promptly and effectively to opportunities that involve the issuance of shares of Common Stock. For example, if the proposal is approved, the Company will have the flexibility to authorize stock splits and stock dividends and to enter into joint ventures and corporate financings involving the issuance of shares of Common Stock. The Company has no present plans, agreements, understandings or arrangements regarding transactions expected to require issuance of the additional shares of Common Stock that would be authorized by the proposed amendment.

     The Board of Directors unanimously recommends that the stockholders adopt the proposed amendment. The affirmative vote of holders of at least a majority of the outstanding Common Stock is required in order to adopt the proposed amendment. Unless indicated to the contrary, the enclosed proxy will be voted FOR the proposed amendment.

            STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

  The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of October 29, 1999 by: (a) all those known by the Company to be beneficial owners of more than 5% of its Common Stock; (b) all Directors; (c) all executive officers; and (d) all executive officers and directors of the Company as a group:

                                             AMOUNT AND NATURE
                                               OF BENEFICIAL
               NAME                            OWNERSHIP (1)            PERCENT
               ----                            -------------            -------
John C.C. Fan (2).................                578,106                 3.9

David E. Brook (3)................                 66,747                  *

Andrew H. Chapman (4).............                 34,000                  *

Morton Collins (3)................                 14,000                  *

Chi Chia Hsieh (5)................                 21,760                  *

Michael A. Wall (3)...............                118,402                  *

ICM Asset Management (6)..........                813,011                 5.4

Richard A. Sneider (7) ...........                 35,000                  *

Bor Yeu Tsaur (8).................                 65,480                  *

Ronald P. Gale (9)................                 96,200                  *

Matthew J. Micci (10).............                 47,725                  *

Daily S. Hill                                      37,825                  *
(11)..............................

All directors and executive
officers as a group (13 persons)
(12)..............................              1,262,745                 8.4

__________________________________
*Less than 1%

(1) Unless otherwise indicated in these footnotes, each stockholder has sole voting and investment power with respect to the shares beneficially owned.
(2) Includes 6,000 shares held by Dr. Fan's wife as custodian under the Uniform Gifts to Minors Act. Also includes 400,211 shares representing options that are currently exercisable or exercisable within 60 days.
(3) Includes 10,000 shares representing options that are currently exercisable or exercisable within 60 days.
(4) Includes 20,000 shares representing options that are currently exercisable or exercisable within 60 days
(5) Includes 21,760 shares representing options that are currently exercisable or exercisable within 60 days.
(6) The address of ICM Asset Management is 601 West Main Ave., Spokane, Washington 99201. The number of shares beneficially owned is based on a
     Schedule 13G filed with the Securities and Exchange Commission.
(7) Includes 35,000 shares representing options that are currently exercisable or exercisable within 60 days.
(8) Includes 50,000 shares representing options that are currently exercisable or exercisable within 60 days.
(9) Includes 87,200 shares representing options that are currently exercisable or exercisable within 60 days.
(10) Includes 47,700 shares representing options that are currently exercisable or exercisable within 60 days.
(11) Includes 37,825 shares representing options that are currently exercisable or exercisable within 60 days.
(12) Includes 842,196 shares issuable to certain directors and executive officers pursuant to options that are currently exercisable or exercisable within 60 days.



                              STOCKHOLDER PROPOSALS

  The Board will make provision for presentation of proposals by stockholders at the 2000 annual meeting of stockholders (or special meeting in lieu thereof) provided such proposals are submitted by eligible stockholders who have complied with the relevant regulations of the Securities and Exchange Commission. Such proposals must be received by the Company no later than December 14, 1999 to be considered for inclusion in the Company's proxy materials relating to that meeting.

                                     GENERAL

  The management of the Company knows of no matter other than the foregoing to be brought before the Meeting. However, the enclosed proxy gives discretionary authority in the event any additional matters should be presented.

  The Company expects to hold its next stockholder meeting on or about May 18, 2000, and proxy materials in connection with that meeting are expected to be mailed approximately 30 days prior to the meeting.


                                       /s/ John C.C. Fan

                                       JOHN C.C. FAN,
                                       Chairman

                                      PROXY
                                KOPIN CORPORATION

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                       BOARD OF DIRECTORS FOR THE SPECIAL
               MEETING OF STOCKHOLDERS TO BE HELD DECEMBER , 1999

     The undersigned hereby appoints John C.C. Fan and Richard A. Sneider or either of them as Proxies, with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders to be held on December , 1999 at 3:00 p.m. at the offices of Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts, or any adjournment thereof, upon any and all matters which may properly be brought before the meeting or any adjournments thereof, hereby revoking all former proxies.



                                                            [SEE REVERSE
             CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SIDE]
_______________________________________________________________________________
     Please mark
  [X]vote as in
     this example

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED ON PROPOSALS (1) IN ACCORDANCE WITH THE SPECIFICATIONS MADE AND "FOR" SUCH PROPOSALS IF THERE IS NO SUCH SPECIFICATION.

1. Proposal to amend the Company's Certificate of Incorporation to increase the authorized shares of Common Stock from 20,000,000 to 60,000,000 shares.

                                                    FOR    AGAINST    ABSTAIN
                                                   [   ]    [   ]      [   ]

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                                                  MARK HERE
                                                  FOR ADDRESS
                                                  CHANGE AND
                                                  NOTE AT LEFT  [   ]



                    PLEASE DATE AND SIGN exactly as your name(s) appears at left indicating where proper official position or representation capacity in which you are signing. When signing as executor, administrator, trustee or guardian, give full title as such, when shares have been issued in the name of two or more persons, all should sign.

                            Signature________________________Date_______________

                            Signature________________________Date_______________